UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
SCHEDULE 14A
Proxy Statement Pursuant to Section 14(a)
of the Securities Exchange Act of 1934
(Amendment No.     )

Filed by the Registrant	☒

Filed by a Party other than the Registrant	☐

Check the appropriate box:

☐	Preliminary Proxy Statement

☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))

☐	Definitive Proxy Statement

☒	Definitive Additional Materials

☐	Soliciting Material Pursuant to §240.14a-12

PIXELWORKS, INC.
(Name of Registrant as Specified In Its Charter)
(Name of Person(s) Filing Proxy Statement, if other than the Registrant)
Payment of Filing Fee (Check the appropriate box):

☒	No fee required.

☐	Fee paid previously with preliminary materials

☐	Fee computed on table in exhibit required by Item 25(b) per Exchange Act Rules 14a-6(i)(1) and 0-11

UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C.  20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(D) OF THE SECURITIES
EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): December 8, 2025

PIXELWORKS, INC.
(Exact name of registrant as specified in its charter)

Oregon	000-30269	91-1761992
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

16760 SW Upper Boones Ferry Rd., Suite 101
Portland, OR 97224
(503) 601-4545
(Address, including zip code, and telephone number, including area code, of registrant’s principal executive offices)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐    Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐    Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐    Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐    Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock	PXLW	The Nasdaq Global Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company   ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.   ☐

Item 8.01    Other Events.

On December 8, 2025, Pixelworks, Inc. (the “Company”), reconvened its 2025 Special Meeting of Shareholders (the “Special Meeting”), at which a quorum was present. At the time the Special Meeting was reconvened, there continued to be insufficient votes to approve Proposal 1, which seeks approval of the sale of all of the shares of common stock of Pixelworks Semiconductor Technology (Shanghai) Co., Ltd., owned indirectly by Pixelworks, Inc., which may be deemed to represent the sale of substantially all of the assets of Pixelworks, Inc. Accordingly, the Special Meeting was adjourned without taking a vote on either Proposal 1 or Proposal 2 and, as announced at the Special Meeting, the Special Meeting will reconvene by remote communication at 9:00 a.m. Pacific Time on December 19, 2025. During the period of adjournment, the Company will continue to solicit votes on Proposal 1. A copy of the press release announcing the adjournment of the Special Meeting is filed as Exhibit 99.1 to this Current Report on Form 8-K, and is incorporated herein by reference.

Item 9.01    Financial Statements and Exhibits.

(d)    Exhibits.

Exhibit No.	Description
99.1	Press Release dated December 8, 2025.
104	Cover Page Interactive Data File (embedded within the Inline XBRL document).

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

PIXELWORKS, INC.
(Registrant)

Dated:	December 8, 2025	/s/ Haley F. Aman
Haley F. Aman Chief Financial Officer

Exhibit 99.1
Pixelworks to Reconvene Special Meeting of Shareholders on December 19, 2025
Initial meeting adjourned because the required approval by 67% of outstanding common shares on
Proposal 1 was not received
Shareholders who have not voted are urged to vote FOR Proposal 1
PORTLAND, Ore., Dec. 8, 2025 – Pixelworks, Inc. (NASDAQ: PXLW) (“Pixelworks” or the “Company”), a leading provider of innovative video and display processing solutions, today announced that its Special Meeting of Stockholders reconvened on December 8, 2025 (the “Special Meeting”) has been adjourned until December 19, 2025, at 9:00 a.m. Pacific time to give shareholders additional time to vote on Proposal 1. Proposal 1 would authorize the sale of all the shares of the Company’s subsidiary, Pixelworks Semiconductor Technology (Shanghai), held indirectly by the Company (the “Sale”). Although Proposal 1 has received significant support based on the shares that had been voted by December 8, 2025, the approval by holders of at least 67% of the outstanding shares of common stock on the record date for the special meeting has not yet been received.
When the Special Meeting was reconvened, approximately 98% of the shares that had been voted on Proposal 1 were voted in its favor but represented only approximately 60% of the shares of common stock outstanding on the record date for the Special Meeting. The Board of Directors continues to believe that the approval of Proposal 1 is in the best interests of the Company and its shareholders, and both leading independent proxy voting advisory groups, Institutional Shareholder Services and Glass Lewis, recommended that shareholders vote FOR Proposal 1. Proposal 1 is described in more detail in the proxy statement filed by the Company with the Securities and Exchange Commission on October 27, 2025 (the “Special Meeting Proxy Statement”), as supplemented by additional definitive proxy materials filed by the Company on November 4, 2025.
Adjournment of Special Meeting
The adjourned Special Meeting will be held in a virtual format and shareholders of record on October 17, 2025, will be able to listen and participate in the reconvened meeting, as well as vote and submit questions during the meeting by dialing 1-888-788-0099. The conference ID number for the Special Meeting is 85737219104.
The Company’s Board of Directors encourages any shareholder as of the record date of October 17, 2025, who has not yet voted their shares on Proposal 1 or is uncertain if their shares have been voted on Proposal 1 to contact their broker or bank to vote their shares as soon as possible, but no later than December 18, 2025, at 11:59 p.m. Eastern time.
Stockholders who have previously submitted their proxy or otherwise voted on Proposal 1at the Special Meeting of Shareholders and who do not wish to change their vote need not take any action. For questions relating to the voting of shares or to request additional or misplaced proxy voting materials, please contact the Company’s proxy solicitor, Alliance Advisors, for assistance in voting your shares toll free (in the U.S.) at 1-855-206-1342 or via email at PXLW@allianceadvisors.com.
Votes must be received by 11:59 p.m. Eastern time on December 18, 2025, to be counted. After this time, votes can only be cast by record holders as of October 17, 2025, during the adjourned Special Meeting on December 19, 2025, at 9:00 a.m. Pacific time at 1-855-206-1342 or via email at PXLW@allianceadvisors.com.

Forward-Looking Statements
This press release contains “forward-looking statements” that involve substantial risks and uncertainties for purposes of the safe harbor provided by the Private Securities Litigation Reform Act of 1995. All statements, other than statements of historical facts, included in this press release are forward-looking statements. Examples of such statements include, but are not limited to, statements regarding the closing of the Sale; and the satisfaction of closing conditions with respect to the Sale, including approval by Pixelworks’ shareholders. You should not place undue reliance on these forward-looking statements. Such statements are based on management’s current expectations and understandings and involve risks and uncertainties. Actual results and performance could differ materially from those projected in the forward-looking statements. We disclaim any intent or obligation to update these forward-looking statements to reflect events or circumstances that exist after the date on which they were made, except as required by law. You should review additional disclosures we make in our filings with the SEC, including our Annual Report on Form 10-K, our Quarterly Reports on Form 10-Q, and current reports and other documents that we have filed or may file in the future. You may access these documents for no charge at http://www.sec.gov.
Additional Information and Where to Find It
In connection with the Sale, Pixelworks has filed a proxy statement on Schedule 14A with the SEC. INVESTORS AND SHAREHOLDERS ARE URGED TO READ CAREFULLY THE SPECIAL MEETING PROXY STATEMENT AND ANY OTHER RELEVANT DOCUMENTS FILED WITH THE SEC, AS WELL AS ANY AMENDMENTS OR SUPPLEMENTS TO THOSE DOCUMENTS, BECAUSE THEY CONTAIN IMPORTANT INFORMATION.
Free copies of the Special Meeting Proxy Statement, as well as other filings containing information about Pixelworks and the proposed Sale, may be obtained at the SEC’s Internet site (http://www.sec.gov). You may also obtain the documents filed with the SEC, free of charge, in the “Investors” section of our website, www.pixelworks.com, under the heading “Investors—SEC Filings” or by requesting them in writing or by telephone at: Pixelworks, Inc., 16760 SW Upper Boones Ferry Rd., Suite 101, Portland, OR 97224; Telephone (503) 601-4545.
Participants in the Solicitation
Pixelworks and certain of its directors and executive officers may be deemed to be participants in the solicitation of proxies from the shareholders of Pixelworks. Information about the Pixelworks directors and executive officers is set forth in the proxy statement for the Company’s 2025 annual meeting of shareholders, as filed with the SEC on Schedule 14A on April 21, 2025. Additional information regarding the interests of those participants and other persons who may be deemed participants may be obtained by reading the proxy statement for the annual meeting and other relevant documents regarding the proposed Sale. Copies of these documents may be obtained free of charge from the sources described above.
About Pixelworks, Inc.
Pixelworks provides industry-leading content creation, video delivery and display processing solutions and technology that enable highly authentic viewing experiences with superior visual quality, across all screens – from cinema to smartphone and beyond. Pixelworks has more than 20 years of delivering image processing innovation to leading providers of consumer electronics, professional displays, and video streaming services. For more information, please visit Pixelworks’ web site at www.pixelworks.com.
Note: Pixelworks and the Pixelworks logo are trademarks of Pixelworks, Inc.

Contacts:
Investor Contact
Shelton Group
Brett Perry
P: +1-214-272-0070
E: bperry@sheltongroup.com

Company Contact
Pixelworks, Inc.
E: info@pixelworks.com